• High-quality portfolio with diverse tenant base Number of Retail 85 Properties • Over 71% of retail ABR from assets with a Total Retail GLA (SF) 11.9mm grocery component Operating Portfolio • Southern US (aka “Warmer & Cheaper”) 95.4% Percent Leased focus to take advantage of current and projected demographic trends Annualized Base $17.70 • Strong balance sheet with a substantial Rent (ABR) Per SF amount of available liquidity % of ABR from small shop 51% • Experienced, disciplined team focused on and ground leases operational excellence and value creation Equity Market Cap1 $1.4B • Covered dividend with attractive 7.1% yield2 Enterprise Value1 $2.7B Net Debt to EBITDA 5.9x Moody’s / S&P Ratings Baa3 / BBB- Note: Unless otherwise indicated, the source of all Company data is publicly available information that has been filed with the Securities and Exchange Commission as of September 30, 2019 and pro forma for the $502M of asset sales YTD. 1. As of 11/1/2019. 2. Dividend yield calculated as most recent quarterly dividend, annualized and expressed as a percentage of the share price as of 11/01/19. Future dividends will be decided solely at the discretion of the Board of Trustees. © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 2

Q3 2019 FFO, as adjusted, per share was $0.39, in line with KRG’s guidance. SPNOI for Q3 2019 was 2.3% higher year-over-year, driven by an increase in minimum rent and net recoveries. Completely undrawn $600M line of credit, which is enough capacity to retire all of KRG’s debt maturities through 2025. Executed 22 leases for 71,000 square feet and 48 renewals for 491,000 square feet. Opened 18 new tenant spaces totaling 117,300 square feet - 50% were service, entertainment, or restaurant tenants. Increased small shop leased percentage year-over-year by 100 bps to 92.0%; KRG all- time high. Sold 8 non-core assets for $213M. Subsequent to quarter end, sold an additional 3 non-core assets for $31.6M. Year-to-date KRG has sold 20 assets for $502M. 1. As of 9/30/19. © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 3

1 Same-Property Occupancy Rate ABR PSF Record Level 96% $18.00 $17.70 95% $17.00 94% $16.00 93% 92.2% $15.00 92% $14.00 91% $13.00 90% $12.00 2013 2014 2015 2016 2017 2018 3Q'19 2013 2014 2015 2016 2017 2018 Q3'19 Larger than average spread (310 bps) due Same-Property Leased Rate1 to continued anchor Small Shop Leased Rate1 leasing activity Record Level 97% 93% 92.0% 96% 91% 95.3% 95% 89% 94% 87% 93% 85% 92% 83% 2013 2014 2015 2016 2017 2018 Q3 '19 2013 2014 2015 2016 2017 2018 Q3'19 1. As of 9/30/19. © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 4

Portfolio and Company Leverage Status • Sell non-core assets to generate between $415mm and $500mm of proceeds • Use the proceeds to pay down debt and fortify the balance sheet • Articulate an asset mix and market/geographic strategy Tenants • Campaign for new/underrepresented tenants Ongoing • Deepen partnerships with leading retailers Ongoing Best-in-Class Operations • Re-up Big Box Surge program (very successful in 2018) • Newly chartered office of Portfolio Management Investors • Campaign for new/underrepresented investors and better sell-side coverage Ongoing • 2H’19 push with investors (3 NDRs and 2 conferences) JV Partners • Deepen and broaden relationships with blue-chip institutions Ongoing © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 5

• At $17.98 per share, KRG trades at a 19% discount to consensus NAV of $22.33 per share1 • The entire retail sector has been under pressure for several years and the retail peer group2 trades at a median NAV discount of 8% to consensus as compared to KRG’s 19% to consensus discount1 • Sentiment for the sector is shifting as the sector discount has narrowed and a handful of peers now trade at premiums to NAV • KRG has slightly closed the spread to relative discount versus our peers, but there is significant room to go for KRG’s stock 27.43 6.00% -34% May 2, Nov 1, 25.77 6.25% -30% 2019 2019 Avg Peer Discount 17% 8% 24.25 6.50% -26% KRG Discount 30% 19% 22.84 6.75% -21% KRG Spread to Peers 13% 11% 22.33 7.00% -19% 20.30 7.25% -11% 19.16 7.50% -6% 18.10 7.75% -1% 17.10 8.00% 5% 1. Based on information provided from FactSet and share price as of 11/1/2019. 2. Peer group includes: AKR, BRX, CDR, FRT, KIM, REG, ROIC, RPAI, RPT, SITC, UE, and WRI © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 6

YE 2018 Today Non-core asset sales $502M Net Debt / EBITDA 6.7x 5.9x Transaction fees (17M) Weighted Average Maturity (Years) 5.8 6.0 Net Proceeds $485M Weighted Average Interest Rate 4.11% 3.99% YE 2018 Today Debt Retired to Date $368M Population (3 Mile) 70,955 72,618 Debt to be Retired 24M Population Growth (3 Mile) 1.5% 1.5% Prepayment Penalties 15M Average HHI (3 Mile) $90,005 $93,699 Big Box Surge Spent to Date 22M ABR / PSF $16.84 $17.70 Prefund Redevelopment & Box Spend 48M % of ABR in Top 50 Markets 71.8% 77.4% Cash on Hand 8M Total Uses $485M © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 8

AKR $ 30.29 CDR 8.1x CDR 10.1x FRT 11.0 FRT $ 28.28 ROIC 7.2x KIM 7.3x KIM 10.8 REG $ 22.45 KRG (YE 2018) 6.7x RPT 7.3x REG 10.0 ROIC $ 21.66 RPT 6.6x ROIC 7.2x KRG (Today) 6.0 WRI $ 19.53 KIM 6.4x SITC 6.7x RPT 5.9 RPAI $ 19.38 BRX 6.2x KRG (YE 2018) 6.7x KRG (YE 2018) 5.8 UE $ 19.13 KRG (Today) 5.9x BRX 6.2x BRX 5.6 SITC $ 18.04 SITC 5.8x KRG (Today) 5.9x SITC 5.5 KRG (Today) $ 17.70 AKR 5.6x AKR 5.6x ROIC 5.1 KRG (YE 2018) $ 16.84 RPAI 5.5x FRT 5.6x WRI 5.1 KIM $ 16.63 REG 5.5x RPAI 5.5x RPAI 5.0 RPT $ 15.42 FRT 5.3x REG 5.5x CDR 4.8 BRX $ 14.59 WRI 5.0x WRI 5.0x RPT 4.6 CDR $ 13.83 UE 4.8x UE 4.8x AKR 4.1 Note: Peer metrics sourced from SNL and/or peer supplement and are as of 9/30/2019. KRG (Today) is pro forma for the completion of Project Focus and the sale of $502M of assets YTD. © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 9

$ in millions $300 $95 $95 $250 $200 $46 YE 2018 $300 $100 $213 $166 $182 $80 $75 $12 $10 $10 $0 $21 $17 $300 $ in millions Line of credit can pay 100% of maturities through 2025 $250 $200 $95 $179 $162 $300 Today $100 $80 $75 $7 $11 $10 $10 $0 $17 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 Mortgage Debt Unconsolidated Line of Credit Unsecured Debt Unsecured Term Loan Note: Charts exclude annual principal payments and net premiums on fixed rate debt. © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 10

Avg Peer FFO Multiple = 13.8x 10.0x KRG FFO Multiple = 11.6x 8.0x Avg Peer FFO Multiple = 17.2x 6.0x 4.0x UE WRI REG RPAI AKR FRT KRG AAT BRX UBA2 SITC ROIC RPT KIM BFS2 WSR CDR Net Debt / EBITDA Net Debt + Pref / EBITDA 1. Source data from S&P Global and company supplementals as of 9/30/19 and equity pricing as of 11/1/19. 2. BFS and UBA have not reported Q3 2019 earnings. © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 11

“JPMorgan Weighs “Charles Schwab to “70 financial firms flee Shifting Thousands of move 1,000 jobs out of NYC for Palm Beach Jobs Out of New York San Francisco” County Florida in 3 years” Area” Associated Press Palm Beach BDB Bloomberg “Honeywell HQ is “1,800 companies left “Amazon plans Austin moving to Charlotte, California in a year, with expansion that will add bringing hundreds of most bound for Texas” 800 jobs” jobs” bizjournals CNBC Charlotte Observer “McKesson, nation’s “Mitsubishi Motors “Billionaire investor Carl sixth largest company, is Relocating North Icahn to leave New York moving corporate HQ American HQ from SoCal for Florida” from California to Irving” to Tennessee” Reuters Dallas News CBS © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 13

*Prior to SALT legislation migration impact* Note: Sourced from Bloomberg analysis of US Census data. © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 14

Note: STI: Popstats based on estimated 2018 data on a 5-mile radius from the U.S. Census Bureau, weighted by ABR. Property classification based on definition by Green Street Advisors. In summary: Neighborhood Center: Convenience-oriented center often anchored by a grocery Community Center: Larger center with general merchandise or convenience-oriented offerings Power Center: Category-dominant anchors, including discount, off-price, and wholesale clubs with minimal small shop tenants © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 15

1 Publix Supermarkets, Inc. NR 11 2.4% 2 The TJX Companies, Inc. A+ 16 2.1% 3 Bed Bath & Beyond, Inc. BB+ 16 2.0% 4 Ross Stores, Inc. A+ 14 1.9% 5 PetSmart, Inc. BBB+ 14 1.8% 6 Dick’s Sporting Goods, Inc. B- 7 1.6% 7 Nordstrom Rack NR 6 1.6% 8 Michaels Stores, Inc. BBB+ 12 1.4% 9 LA Fitness BB- 4 1.4% 10 National Amusements N/A 1 1.3% TOTALS 101 17.6% 1. Credit rating from S&P as of October 31, 2019 © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 16

• $1.3M of additional cash NOI from in-process development projects • Continue to identify redevelopment opportunities to enhance portfolio quality • Completed Project Focus • ABR of tenants opened during Q3 is 15% higher than the ABR for the operating retail portfolio • Embedded average contractual rent bumps of ~1.5% • Fixed CAM recovery initiative – 76% of leases signed in 2019 are Fixed CAM • Big Box Surge Initiative – executed 9 anchor leases year to date • Small shop leased at 92.0% • Economic occupancy of 92.3% is 310 basis points below leased rate, which equates to over $8M of NOI • Attractive NOI Margin: 72.8% in Q3 2019 • Opportunity Areas: Operating expense savings, overage rent and ancillary income © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 17

# of Leases Signed 21 Anchors as % of GLA 69% Square Feet of New Leases 556k Anchors as % of ABR 49% Total Expected Cost $44M Anchor Leased % 97% Return on Capital ~15% Number of Anchors Spaces Vacant 8 Comparable Cash Lease Spread1 ~17% Annualized NOI Coming Online $6.0 $5.3 $5.0 $5.0 $4.5 $4.0 $3.5 $3.0 $2.7 $2.0 $1.0 Annualized NOI ($, millions) ($, NOI Annualized $0.0 1. Includes 15 of 21 leases. Q4 ' 19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 18

Forward-Looking Statements This supplemental information package, together with other statements and information publicly disseminated by us, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements. Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: • national and local economic, business, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty; • financing risks, including the availability of, and costs associated with, sources of liquidity; • our ability to refinance, or extend the maturity dates of, our indebtedness; • the level and volatility of interest rates; • the financial stability of tenants, including their ability to pay rent and the risk of tenant insolvency and bankruptcy; • the competitive environment in which the Company operates; • acquisition, disposition, development and joint venture risks; • property ownership and management risks; • our ability to maintain our status as a real estate investment trust for federal income tax purposes; • potential environmental and other liabilities; • impairment in the value of real estate property the Company owns; • the actual and perceived impact of online retail on the value of shopping center assets; • risks related to the geographical concentration of our properties in Florida, Indiana and Texas; • insurance costs and coverage; • risks associated with cybersecurity attacks and the loss of confidential information and other business disruptions; • other factors affecting the real estate industry generally; and • other risks identified in reports the Company files with the Securities and Exchange Commission (“the SEC”) or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in our quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 19

FUNDS FROM OPERATIONS Funds from Operations (FFO) is a widely used performance measure for real estate companies and is provided here as a supplemental measure of operating performance. The Company calculates FFO, a non-GAAP financial measure, in accordance with the best practices described in the April 2002 National Policy Bulletin of the National Association of Real Estate Investment Trusts ("NAREIT"), as restated in 2018. The NAREIT white paper defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments, and after adjustments for unconsolidated partnerships and joint ventures. Considering the nature of our business as a real estate owner and operator, the Company believes that FFO is helpful to investors in measuring our operational performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. FFO (a) should not be considered as an alternative to net income (calculated in accordance with GAAP) for the purpose of measuring our financial performance, (b) is not an alternative to cash flow from operating activities (calculated in accordance with GAAP) as a measure of our liquidity, and (c) is not indicative of funds available to satisfy our cash needs, including our ability to make distributions. Our computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. For informational purposes, we have also provided FFO adjusted for loss on debt extinguishment. A reconciliation of net income (calculated in accordance with GAAP) to FFO is included elsewhere in this Financial Supplement. NET OPERATING INCOME AND SAME PROPERTY NET OPERATING INCOME The Company uses property net operating income (“NOI”), a non-GAAP financial measure, to evaluate the performance of our properties. The Company defines NOI as income from our real estate, including lease termination fees received from tenants, less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions and certain corporate level expenses. The Company believes that NOI is helpful to investors as a measure of our operating performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as depreciation and amortization, interest expense, and impairment, if any. The Company also uses same property NOI ("Same Property NOI"), a non-GAAP financial measure, to evaluate the performance of our properties. Same Property NOI excludes properties that have not been owned for the full period presented. It also excludes net gains from outlot sales, straight-line rent revenue, lease termination fees, amortization of lease intangibles and significant prior period expense recoveries and adjustments, if any. The Company believes that Same Property NOI is helpful to investors as a measure of our operating performance because it includes only the NOI of properties that have been owned and fully operational for the full quarters presented. The Company believes such presentation eliminates disparities in net income due to the acquisition or disposition of properties during the particular quarters presented and thus provides a more consistent comparison of our properties. The year-to-date results represent the sum of the individual quarters, as reported. NOI and Same Property NOI should not, however, be considered as alternatives to net income (calculated in accordance with GAAP) as indicators of our financial performance. Our computation of NOI and Same Property NOI may differ from the methodology used by other REITs, and therefore may not be comparable to such other REITs. When evaluating the properties that are included in the same property pool, the Company has established specific criteria for determining the inclusion of properties acquired or those recently under development. An acquired property is included in the same property pool when there is a full quarter of operations in both years subsequent to the acquisition date. Development and redevelopment properties are included in the same property pool four full quarters after the properties have been transferred to the operating portfolio. A redevelopment property is first excluded from the same property pool when the execution of a redevelopment plan is likely and the Company begins recapturing space from tenants. For the quarter ended September 30, 2019, the Company excluded four redevelopment properties and two recently completed redevelopments from the same property pool that met these criteria and were owned in both comparable periods. © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 20

EBITDA The Company defines EBITDA, a non-GAAP financial measure, as net income before depreciation and amortization, interest expense and income tax expense of taxable REIT subsidiary. For informational purposes, the Company has also provided Adjusted EBITDA, which the Company defines as EBITDA less (i) EBITDA from unconsolidated entities, (ii) gains on sales of operating properties or impairment charges, (iii) other income and expense, (iv) noncontrolling interest EBITDA and (v) other non-recurring activity or items impacting comparability from period to period. Annualized Adjusted EBITDA is Adjusted EBITDA for the most recent quarter multiplied by four. Net Debt to Adjusted EBITDA is the Company's share of net debt divided by Annualized Adjusted EBITDA. EBITDA, Adjusted EBITDA, Annualized Adjusted EBITDA and Net Debt to Adjusted EBITDA, as calculated by us, are not comparable to EBITDA and EBITDA-related measures reported by other REITs that do not define EBITDA and EBITDA-related measures exactly as we do. EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA do not represent cash generated from operating activities in accordance with GAAP, and should not be considered alternatives to net income as an indicator of performance or as alternatives to cash flows from operating activities as an indicator of liquidity. Considering the nature of our business as a real estate owner and operator, the Company believes that EBITDA, Adjusted EBITDA and the ratio of Net Debt to Adjusted EBITDA are helpful to investors in measuring our operational performance because they exclude various items included in net income that do not relate to or are not indicative of our operating performance, such as gains or losses from sales of depreciated property and depreciation and amortization, which can make periodic and peer analyses of operating performance more difficult. For informational purposes, the Company has also provided Annualized Adjusted EBITDA, adjusted as described above. The Company believes this supplemental information provides a meaningful measure of our operating performance. The Company believes presenting EBITDA and the related measures in this manner allows investors and other interested parties to form a more meaningful assessment of our operating results. © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 21

© 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 22

($ in thousands) Three Months Ended September 30, 2019 or Pro-Forma where Indicated Consolidated net loss $ (20,117) Adjustments to net income Depreciation and amortization 31,985 Interest expense 14,302 Income tax benefit of taxable REIT subsidiary (41) Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) 26,129 Adjustments to EBITDA: Unconsolidated EBITDA 726 Impairment charge 8,538 Loss on sale of operating properties 5,714 Pro-forma adjustments3 (260) Loss on debt extinguishment 7,045 Other income and expense, net 127 Noncontrolling interest (132) Adjusted EBITDA 47,887 Annualized Adjusted EBITDA1 191,548 EBITDA for properties sold subsequent to September 30, 2019 (2,220) Pro-forma Annualized Adjusted EBITDA $ 189,328 Company Share of Net Debt: Mortgage and other indebtedness $ 1,198,584 Plus: Company Share of Unconsolidated Joint Venture Debt 22,148 Plus: Net debt premiums and issuance costs, net 6,970 Less: Partner share of consolidated joint venture debt2 (1,120) Less: Cash, cash equivalents, and restricted cash (51,003) Less: Pro-forma adjustment 4 (27,200) Company Share of Net Debt $ 1,148,379 Net Debt to Adjusted EBITDA 6.0x Proceeds from the sale of properties subsequent to September 30, 2019 (31,600) Pro-forma Company Share of Net Debt 1,116,779 Pro-forma Net Debt to Adjusted EBITDA 5.9x 1 Represents Adjusted EBITDA for the three months ended September 30, 2019 (as shown in the table above) multiplied by four. 2 Partner share of consolidated joint venture debt is calculated based upon the partner's pro-rata ownership of the joint venture, multiplied by the related secured debt balance. In all cases, this debt is the responsibility of the consolidated joint venture. 3 Relates to annualized EBITDA for properties sold and acquired during the quarter and non-recurring non-cash adjustments. 4 Relates to timing of quarterly dividend payment being made prior to quarter-end resulting in four payments year to date. © 2019 Kite Realty Group Third Quarter 2019 Investor Presentation | 23